Supplement to the
Fidelity® Variable Insurance Products
Index 500 Portfolio Initial Class, Service Class and Service Class 2
April 28, 2016
Prospectus

The following information replaces similar information for the fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Peter Matthew (portfolio manager) has managed the fund since August 2012.

The following information supplements similar information for the fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Robert Regan (portfolio manager) has managed the fund since December 2016.

Thomas Brussard, Jr. (assistant portfolio manager) has managed the fund since August 2016.

The following information replaces similar information for the fund found in the "Fund Services" section under the "Portfolio Manager(s)" heading.

Peter Matthew is portfolio manager of the fund, which he has managed since August 2012. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, assistant portfolio manager, and portfolio manager.

The following information supplements similar information for the fund found in the "Fund Services" section under the "Portfolio Manager(s)" heading.

Robert Regan is portfolio manager of the fund, which he has managed since December 2016. He also manages other funds. Since joining Geode in 2016, Mr. Regan has worked as a portfolio manager. Prior to joining Geode, Mr. Regan was senior implementation portfolio manager at State Street Global Advisors from 2008 to 2016.

Thomas Brussard, Jr. is assistant portfolio manager of the fund, which he has managed since August 2016. He also manages other funds. Since joining Geode in 2011, Mr. Brussard has worked as a senior operations associate, portfolio manager assistant, and assistant portfolio manager.

VI5-17-01 1.797998.118	January 13, 2017